CREDIT FACILITY	12 Months Ended
Dec. 31, 2021
CREDIT FACILITY
CREDIT FACILITY

8.    CREDIT FACILITY

In September 2021, the Company amended and increased its revolving credit facility to borrow up to $160.0 million (the “Credit Facility”). Amounts drawn on the Credit Facility are subject to interest at LIBOR plus 1.875% to 3.00% per annum, and the undrawn portion is subject to a standby fee of 0.422% to 0.675% per annum, both of which are dependent on the Company’s leverage ratio (as defined in the Credit Facility agreement). During the year ended December 31, 2021, the Company paid approximately 2.4% (2020: 2.9%) on amounts drawn and 0.4% (2020: 0.6%) on the remaining undrawn portion. The Credit Facility has a term of 4 years, maturing in September 2025. The Credit Facility is secured by the Company's present and future acquired assets and is extendable through mutual agreement between Maverix and the syndicate of lenders.

The following table summarizes the Company’s Credit Facility as at December 31, 2021  and 2020 and changes during the years then ended:

Credit Facility
Balance at December 31, 2019	$69,000
Proceeds	20,000
Repayment	(57,000)
Balance at December 31, 2020	32,000
Proceeds	23,500
Repayment	(43,000)
Balance at December 31, 2021	$12,500

Amortization of the deferred financing costs related to the Credit Facility for the years ended December 31, 2021, and 2020 were $0.3 million and $0.3 million, respectively. As at December 31, 2021, the Company was in compliance with all of the covenants related to the Credit Facility.